SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549



                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


          Date of Report:  February 23, 1998
          Date of Earliest Event Reported:  December 31, 1997


                       Boise Cascade Corporation
     ____________________________________________________________
        (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-5057          82-0100960
______________________________________________________________________
(State or Other Jurisdiction of    (Commission    (I.R.S. Employer
Incorporation or Organization)     File Number)   Identification No.)


   1111 W. Jefferson St., Boise, Idaho                   83728
______________________________________________________________________
(Address of Principal Executive Offices)               (ZIP Code)


Registrant's Telephone Number, Including Area Code:  208/384-6161
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Item 5.   Other Events.

     Boise Cascade Corporation and subsidiaries financial information as of December 31, 1997 (including the Ratio of Earnings to Fixed Charges for the years ended 1993 through 1997; Balance Sheets as of December 31, 1997 and 1996; Statements of Income (Loss) for the years ended December 31, 1997, 1996, and 1995; Statements of Cash Flows for the years ended December 31, 1997, 1996, and 1995; Statements of Shareholders' Equity for the years ended December 31, 1997, 1996, and 1995; Notes to Financial Statements; Report of Independent Public Accountants; and Report of Management), is set forth in Exhibit 20 attached hereto and filed herewith.









                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BOISE CASCADE CORPORATION

                                   /s/ Irving Littman

                                   Irving Littman
                                   Vice President and Treasurer


Date:     February 23, 1998
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            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we consent to the incorporation of our report dated January 29, 1998, included in this Form 8-K, into Boise Cascade Corporation's previously filed post-effective amendment No. 1 to Form S-8 registration statement (File No. 33-28595); post-effective amendment No. 1 to Form S-8 registration statement (File No. 33-21964); the registration statement on Form S-8 (File No. 33-31642); the registration statement on Form S-8 (File No. 33-45675); the registration statement on Form S-3 (File No. 33-54533); the registration statement on Form S-3 (File No. 33-55396); the registration statement on Form S-8 (File No. 33-62263); the registration statement on Form S-8 (File No. 333-22707); and the registration statement on Form S-3 (File No. 333-41033).


                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Boise, Idaho
February 23, 1998
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                          Exhibit Index


Exhibit No.                  Description                        Page

          20        Boise Cascade Corporation and
                    subsidiaries financial information
                    as of December 31, 1997, including:
                    Ratio of Earnings to Fixed Charges
                    for the years ended 1993 through 1997;
                    Balance Sheets as of December 31,
                    1997 and 1996; Statements of
                    Income (Loss) for the years ended
                    December 31, 1997, 1996, and 1995;
                    Statements of Cash Flows for the
                    years ended December 31, 1997,
                    1996, and 1995; Statements of
                    Shareholders' Equity for the years
                    ended December 31, 1997, 1996, and
                    1995; Notes to Financial Statements;
                    Report of Independent Public
                    Accountants; and Report of Management

          23        Consent of Arthur Andersen LLP
                    (see page 3)

          27        Financial Data Schedule


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